DEFERRED TAX - Balances (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2019	Dec. 31, 2018
DEFERRED TAX
Net deferred tax assets	¥ 1,522,216	¥ 1,542,655
Net deferred tax liabilities	1,712,739	1,812,805
Deferred tax assets not recognised	1,467,000	2,634,000
Accumulated tax losses	6,210,282	11,387,469
Deferred tax assets for deductible temporary differences	2,287,000	1,660,000
Deductible temporary differences	¥ 9,160,000	¥ 7,992,000